First Quarter 2024 Business Review May 1, 2024 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent our expectations as of April 30, 2024. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; competition; changes to tax laws and regulations; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted gross margin, adjusted EPS, adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our first quarter 2024 earnings press release issued April 30, 2024, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations or cash flows prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3 KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

Business Review Jeffrey L. Powell, President & CEO 4 KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

Operational Highlights 5 KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. . • Completed the integration of two acquisitions • Strong demand for aftermarket parts contributed to record revenue and a solid start to 2024 • Operational execution was very good and contributed to excellent adjusted EBITDA*

Q1 2024 Performance 6 ($ in millions, except per share amounts) Q1 24 Q1 23 Change Revenue $249.0 $229.8 +8.4% Net Income $24.7 $28.1 -12.1% Adjusted EBITDA* $52.2 $48.6 +7.5% Adjusted EBITDA Margin* 21.0% 21.1% -10 bps EPS $2.10 $2.40 -12.5% Adjusted EPS* $2.38 $2.40 -0.8% Operating Cash Flow $22.8 $36.9 -38.1% Free Cash Flow* $16.6 $32.4 -48.9% Bookings $248.4 $274.5 -9.5% HIGHLIGHTS • Record revenue driven by recent acquisitions and strong aftermarket parts business • Excellent operating performance contributed to strong adjusted EPS* and adjusted EBITDA* • Industrial demand, particularly for capital equipment, impacted by economic headwinds and sluggish manufacturing activity in Europe and Asia KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

$104.6 $88.3 $83.0 $85.4 $94.7 1Q23 2Q23 3Q23 4Q23 1Q24 7 ($ in millions) Q1 24 Q1 23 Change Revenue $86.7 $89.5 -3.2% Bookings $94.7 $104.6 -9.5% Adjusted EBITDA* $24.1 $26.5 -8.8% Adjusted EBITDA Margin* 27.8% 29.6% -180 bps HIGHLIGHTS • Strong aftermarket parts demand contributed to solid revenue performance • Demand for capital equipment was exceptionally strong in North America • Ongoing project activity although timing somewhat uncertain ($ in millions) KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. BOOKINGS Flow Control

8 ($ in millions) Q1 24 Q1 23 Change Revenue $105.9 $83.5 +26.7% Bookings $89.9 $96.3 -6.6% Adjusted EBITDA* $27.0 $18.9 +42.3% Adjusted EBITDA Margin* 25.5% 22.7% +280 bps HIGHLIGHTS • Record revenue performance driven by all product lines • Improved operating leverage and recent acquisition contributed to excellent adjusted EBITDA margin* • Capital project activity remains relatively strong across all product lines KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. Industrial Processing $96.3 $79.3 $70.4 $84.1 $89.9 1Q23 2Q23 3Q23 4Q23 1Q24 BOOKINGS ($ in millions)

9 ($ in millions) Q1 24 Q1 23 Change Revenue $56.4 $56.7 -0.5% Bookings $63.9 $73.7 -13.3% Adjusted EBITDA* $11.4 $12.5 -8.2% Adjusted EBITDA Margin* 20.3% 22.0% -170 bps HIGHLIGHTS • Solid demand for aftermarket parts across all product lines • Customer-requested delays in shipments negatively impacted margin performance • Integration of recent acquisition is progressing well; outlook for growth remains positive KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. Material Handling $73.7 $47.6 $56.2 $48.5 $63.9 1Q23 2Q23 3Q23 4Q23 1Q24 BOOKINGS ($ in millions)

Business Outlook • Industrial demand expected to strengthen in certain regions, remain stable in others • Economic uncertainty continues to impact the timing of capital orders • Our strong cash flow and healthy balance sheet position us well for growth 10KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 11 Financial Review Michael J. McKenney, EVP & CFO

Q1 2024 Financial Performance ($ in millions, except per share amounts) Q1 24 Q1 23 Gross Margin 44.6% 44.4% SG&A % of Revenue 28.2% 25.5% Operating Income $36.9 $40.1 Net Income $24.7 $28.1 Adjusted EBITDA* $52.2 $48.6 EPS $2.10 $2.40 Adjusted EPS* $2.38 $2.40 HIGHLIGHTS • Adjusted gross margin* of 45.5% • Adjusted EBITDA margin* of 21.0% • Operating cash flow of $22.8 million • Free cash flow* of $16.6 million • Net debt of $227.4 million; leverage ratio1 of 1.12 KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 12

Key Consolidated Financial Metrics KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 13 $36.9 $22.5 $47.0 $59.2 $22.8$32.4 $13.7 $38.1 $49.5 $16.6 FREE CASH FLOW* OPERATING CASH FLOW 1Q23 2Q23 3Q23 4Q23 1Q24 CASH FLOW ($ in millions) $48.6 $51.6 $52.7 $48.5 $52.2 $28.1 $29.7 $30.9 $27.4 $24.7 21.1% 21.0% 21.6% 20.3% 21.0% NET INCOME ADJUSTED EBITDA* ADJ. EBITDA MARGIN* 1Q23 2Q23 3Q23 4Q23 1Q24 ($ in millions) 44.4% 43.5% 43.3% 42.7% 44.6% 1Q23 2Q23 3Q23 4Q23 1Q24 25.5% 24.5% 23.7% 25.1% 28.2% 1Q23 2Q23 3Q23 4Q23 1Q24 GROSS MARGIN SG&A ADJUSTED EBITDA* CASH FLOW ($ in millions) ($ in millions)

2Q21 ADJ EPS* 2Q22 ADJ EPS* KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 1Q23 to 1Q24 Adjusted EPS* 14 $2.40 $0.21 $0.18 $0.05 $(0.18) $(0.14) $(0.13) $(0.01) $2.38 1Q23 ADJ EPS* ACQUISITIONS GROSS MARGIN TAX PROVISION OPERATING EXPENSES REVENUE INTEREST EXPENSE CHANGE IN SHARES 1Q24 ADJ EPS*

Key Liquidity Metrics KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 15 ($ in millions) Q1 24 Q4 23 Q1 23 Cash, cash equivalents, and restricted cash $82.6 $106.5 $85.5 Debt $308.0 $109.1 $180.1 Lease obligations $2.0 $1.8 $1.8 Net Debt $227.4 $4.4 $96.4 Leverage ratio1 1.12 0.27 0.64 Working capital % LTM revenue2 15.7% 12.8% 15.6% Cash conversion days3 128 130 136

Guidance KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 16 • FY 2024 revenue of $1.040 to $1.065 billion • FY 2024 GAAP EPS of $9.39 to $9.69, revised from $9.55 to $9.85 • FY 2024 adjusted EPS* of $9.75 to $10.05 • Q2 2024 revenue of $258 to $266 million • Q2 2024 GAAP EPS of $2.34 to $2.44 • Q2 2024 adjusted EPS* of $2.40 to $2.50

Questions & Answers To participate in the live Q&A session, please go to investor.kadant.com and click on the Q&A session link to receive a dial-in number and unique PIN. Please mute the audio on your computer. KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 17

2024 Key Priorities 18 ENABLE SUSTAINABLE INDUSTRIAL PROCESSING DELIVER EXCEPTIONAL STAKEHOLDER VALUE PROVIDE STRONG CASH FLOW CAPITALIZE ON NEW OPPORTUNITIES KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com May 1, 2024

First Quarter 2024 Business Review KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 20 Appendix

Revenue by Customer Location ($ in thousands) Q1 24 Q1 23 Change Change Excluding Acquisitions and FX* North America $156,491 $132,453 $24,038 $15 Europe 55,787 54,157 1,630 400 Asia 22,554 27,770 (5,216) (4,616) Rest of World 14,143 15,378 (1,235) (1,773) Total $248,975 $229,758 $19,217 $(5,974) KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 21 Q1 24 Q1 23 Flow Control 74% 73 % Industrial Processing 69% 65 % Material Handling 62% 56 % Consolidated 69% 66 % Percentage of Parts and Consumables Revenue

Adjusted EPS* Reconciliation Q1 24 Q1 23 EPS, as Reported $2.10 $2.40 Adjustments, Net of Tax Acquisition Costs 0.08 — Amortization of Acquired Profit in Inventory and Backlog 0.20 — Adjusted EPS* $2.38 $2.40 KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 22 ($ in thousands) Q1 24 Q1 23 Operating Cash Flow $22,831 $36,866 Capital Expenditures (6,271) (4,469) Free Cash Flow* $16,560 $32,397 Free Cash Flow* Reconciliation Adjusted Gross Margin* Reconciliation Q1 24 Q1 23 Gross Margin, as Reported 44.6% 44.4% Amortization of Acquired Profit in Inventory 0.9% — Adjusted Gross Margin* 45.5% 44.4%

Adjusted EBITDA* Reconciliation ($ in thousands) Q1 24 Q1 23 Net Income Attributable to Kadant $24,689 $28,075 Net Income Attributable to Noncontrolling Interests 296 184 Provision for Income Taxes 7,854 9,763 Interest Expense, Net 4,058 2,071 Other Expense, Net 30 21 Acquisition Costs 1,124 — Indemnification Asset Reversals, Net 90 — Acquired Backlog Amortization 799 — Acquired Profit in Inventory Amortization 2,331 — Depreciation and Amortization 10,940 8,446 Adjusted EBITDA* $52,211 $48,560 Adjusted EBITDA Margin* 21.0% 21.1% KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 23

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6-9 is calculated using actual numbers reported in our press release dated April 30, 2024. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $50 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI 1Q24 BUSINESS REVIEW– MAY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 24